Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., Deerfield International Limited

Address: Deerfield Capital, L.P., Deerfield Management Company, L.P, Deerfield Partners,
                                    L.P.:
                                    780 Third Avenue, 37th Floor
                                    New York, NY 10017

                                    Deerfield International Limited:
                                    c/o Bisys Management
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Arena Pharmaceuticals Inc. (ARNA)

Date of Earliest Transaction        October 19, 2007
to be Reported:

The undersigned, Deerfield Capital, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P. and Deerfield International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James
E. Flynn with respect to the beneficial ownership of securities of Arena Pharmaceuticals Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory